UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Sheng Ying Entertainment Corp.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

5348 Vegas Drive, Las Vegas, NV 89108
Address of Principal Executive Office

Avenidida Doutor Mario Soares N. 320 Edificio Finance & IT Centre 5 Andar A Macau
(Previous Address of principal executive offices)

(702) 944-9620
Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): January 2, 2018

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to Sheng Ying Entertainment Corp.

Item 8.01 Other Events

Effective January 2, 2018, the Company’s address changed to 5348 Vegas Drive, Las Vegas, NV 89108, and the phone number changed to (702) 944-9620.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2018

SHENG YING ENTERTAINMENT CORP.

By: /s/ Steve Raack

       Steve Raack

       President and Chief Executive Officer